Collateral for crude oil exploration concession agreements	12 Months Ended
Dec. 31, 2022
Collateral For Crude Oil Exploration Concession Agreements
Collateral for crude oil exploration concession agreements

27.	Collateral for crude oil exploration concession agreements

The Company has granted collateral to ANP in connection with the performance of the Minimum Exploration Programs established in the concession agreements for petroleum exploration areas in the total amount of US$ 1,748 (US$ 1,574 as of December 31, 2021), which is still in force as of December 31, 2022, net of commitments undertaken. As of December 31, 2022, the collateral comprises crude oil from previously identified producing fields and already in production, pledged as collateral, in the amount of US$ 1,648 (US$ 1,243 as of December 31, 2021) and bank guarantees of US$ 100 (US$ 331 as of December 31, 2021).